QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2015

KYTHERA BIOPHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35663 (Commission File Number)	03-0552903 (IRS Employer Identification No.)

30930 Russell Ranch Road, Third Floor
Westlake Village, CA 91362
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (818) 587-4500

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)(1)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

        On August 4, 2015, KYTHERA Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with Allergan plc, a company incorporated under the laws of Ireland ("Allergan") and Keto Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Allergan ("Merger Sub" and, together with Allergan, the "Allergan Parties"), which amends and restates in its entirety the Agreement and Plan of Merger (the "Initial Merger Agreement"), dated June 17, 2015, by and among the Company and the Allergan Parties, as amended by Amendment No. 1, dated July 1, 2015, by and among the Company and the Allergan Parties ("Amendment No. 1"). The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Allergan (the "Merger").

        The Merger Agreement provides that, upon completion of the Merger, each share of Company common stock issued and outstanding immediately prior to the Merger (other than shares held by stockholders who exercise their appraisal rights under Delaware law and shares held by the Company as treasury stock or held by the Allergan Parties or any of their respective subsidiaries, which will be canceled without consideration, and shares subject to any unvested Company restricted stock award which is to be assumed by Allergan) will be converted into the right to receive $75.00 in cash, without interest (the "Merger Consideration").

        Prior to entry into the Merger Agreement, the Initial Merger Agreement, as amended by Amendment No. 1, had provided that, upon completion of the Merger, each such share of Company common stock issued and outstanding immediately prior to the Merger would have been converted into the right to receive: (1) $60.00 in cash, without interest and (2) that number of validly issued, fully paid and nonassessable ordinary shares of $0.0001 par value of Allergan ("Parent Stock") equal to the quotient determined by dividing $15.00 by the volume weighted average price of Parent Stock (for the ten trading day period starting with the twelfth trading day prior to the closing date of the Merger and ending with the close of trading on the third to last trading day prior to the closing date of the Merger), and rounding the result to the nearest 1/10,000 of an Allergan ordinary share, with cash to be paid in lieu of fractional shares.

        Consistent with, and unchanged from the Initial Merger Agreement, the Merger Agreement specifies that, as of the effective time of the Merger, each outstanding and unexercised option to acquire shares of common stock of the Company, whether vested or unvested (each, a "Company Stock Option"), and each outstanding Company restricted stock unit award, whether or not vested (each, a "Company RSU Award"), in each case, that is held by an individual who continues to be employed by the Company as of the effective time of the Merger will be assumed by Allergan and converted into a stock option to acquire Parent Stock (each, a "Parent Stock Option") or a restricted stock unit award for Parent Stock (each, a "Parent RSU Award"), respectively. Each such Parent Stock Option and Parent RSU Award so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to the Company Stock Option or Company RSU Award, as applicable, immediately prior to the effective time of the Merger (but taking into account any changes thereto provided for in the applicable equity plan of the Company, in any award agreement or in such Company Stock Option or Company RSU Award by reason of the Merger Agreement or the Merger). In addition, as of the effective time of the Merger, each such Parent Stock Option and Parent RSU Award will be for that number of whole shares of Parent Stock determined by multiplying the number of shares of Company common stock subject to such award immediately prior to the effective time of the Merger by the Stock Award Exchange Ratio (as defined in the Merger Agreement), which product shall be rounded down to the nearest whole share for Parent Stock Options and rounded up to the nearest whole share for Parent RSU Awards, and, for Parent Stock Options only, at a per share exercise price determined by dividing the per share exercise price of such Company Stock Option immediately prior to the effective time of the Merger by the Stock Award Exchange Ratio, which quotient shall be rounded down to the nearest whole cent.

        Consistent with, and unchanged from the Initial Merger Agreement, the Merger Agreement specifies that the vesting of the Company Stock Options held by non-employee members of the Board of Directors of the Company (the "Board") automatically accelerates immediately prior to the effective time of the Merger pursuant to their terms. Each Company Stock Option that is held by an individual who is not employed by the Company as of the effective time of the Merger, including each non-employee member of the Board, and is vested will be cancelled at the effective time of the Merger and converted into the right to receive an amount in cash equal to the product obtained by multiplying (i) the aggregate number of shares of Company common stock subject to the Company Stock Option immediately prior to the effective time of the Merger and (ii) the excess, if any, of (A) $75.00 less (B) the per share exercise price of such Company Stock Option.

        The Board has approved the Merger Agreement, and the Board has agreed to recommend that the stockholders of the Company approve the adoption of the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement.

        The completion of the Merger is subject to the adoption of the Merger Agreement by the stockholders of the Company. In addition, the Merger is subject to other customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Action of 1976, as amended (the "HSR Act"), and the absence of any material adverse effect on the Company's business. As previously announced, on July 24, 2015, the U.S. Federal Trade Commission granted early termination of the waiting period under the HSR Act with respect to the Merger in satisfaction of the foregoing condition relating to the HSR Act.

        The Company and Allergan have each agreed to customary representations, warranties, and covenants in the Merger Agreement. Among them, the Company has agreed to conduct its business in the ordinary course during the period between the execution of the Initial Merger Agreement and the closing of the Merger, and the Company has agreed not to solicit any proposals for certain alternative transactions and it has agreed to certain restrictions on its ability to respond to such proposals, subject to certain fiduciary duties of the Board to the Company's stockholders under applicable laws.

        The Merger Agreement contains certain customary termination rights for both the Company and Allergan, including in the event that the Merger is not consummated by March 17, 2016. The Merger Agreement further provides that, upon termination of the Merger Agreement in connection with a competing acquisition proposal and in certain other specified circumstances, the Company may be required to pay Allergan a termination fee of $69,750,000 in cash.

        The representations, warranties, and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of the Allergan Parties. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission (the "SEC") prior to the date of the Initial Merger Agreement and confidential disclosures made to the Allergan Parties in connection with the Merger Agreement negotiations; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Initial Merger Agreement or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files or has filed with the SEC.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Amended and Restated Voting Agreement

        In connection with entry into the Merger Agreement, each of the members of the Board and certain of their affiliates (each, a "Supporting Stockholder") entered into an Amended and Restated Voting Agreement with Allergan (the "Voting Agreement"), which amended and restated the Voting Agreement (the "Initial Voting Agreement"), dated June 17, 2015, by and among the Supporting Stockholders and Allergan. Pursuant to the Voting Agreement, each Supporting Stockholder has agreed, among other matters and subject to the terms thereof, to vote certain of his, her or its shares of Company common stock in favor of the adoption of the Merger Agreement and against certain competing transactions. Each Supporting Stockholder also granted Allergan an irrevocable proxy to vote such shares of Company common stock in accordance with the terms of the Voting Agreement. The Voting Agreement does not limit or restrict the Supporting Stockholder in his or her capacity as a director or officer of the Company from acting in such capacity or voting in such capacity in such person's sole discretion on any matter.

        As of August 4, 2015, the Supporting Stockholders held, in the aggregate, Subject Shares (as defined in the Voting Agreement) representing approximately 4.9% of the issued and outstanding Company common stock.

        The Voting Agreement and the related irrevocable proxy will terminate upon the earlier to occur of (i) the effective time of the Merger, (ii) the termination of the Voting Agreement by written notice from Allergan to such Supporting Stockholder, (iii) the termination of the Merger Agreement in accordance with its terms, and (iv) with respect to each Supporting Stockholder, upon the entry into any material modification or amendment to the Merger Agreement, or any waiver of the Company's rights under the Merger Agreement, in each case, that reduces or changes the form of the consideration to be paid in connection with the Merger (except as expressly contemplated pursuant to the terms of the Merger Agreement) or creates any additional conditions to the consummation of the Merger, unless such Supporting Stockholder has consented to such modification, amendment or waiver. The Supporting Stockholders also consented to the entry into the Merger Agreement for the purposes of Section 4.3(iv) of the Initial Voting Agreement.

Item 8.01.    Other Events.

        On August 5, 2015, the Company issued a joint press release with Allergan announcing entry into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Information for Investors and Shareholders

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition by Allergan of the Company, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be delivered to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by the Company and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's internet website at http://www.kythera.com or by contacting the Company's Investor Relations Department at (818) 587-4559. Copies of the documents filed with the SEC by Allergan will be available free of charge on Allergan's internet website at http://www.allergan.com or by contacting Allergan's Investor Relations Department at (862) 261-7488.

Participants in the Merger Solicitation

        The Company, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 23, 2015 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Allergan is set forth in Allergan's proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015 and certain of its Current Reports on Form 8-K (such proxy statement and periodic public filings having been filed under the "Actavis plc" name). Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

        This communication contains "forward-looking statements" relating to the acquisition of the Company by Allergan. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the transaction will be completed, or if it is completed, that it will close within the anticipated time period.

        Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words "future"; "anticipate"; "potential"; "believe"; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; the ability of KYBELLA™ to be a first-in-class submental contouring injectable drug; anticipated commercial availability of KYBELLA™; the ability of KYBELLA™ to be a less-invasive, non-surgical option for the treatment of submental fullness; expectations regarding the Company's longer-term strategy; as well as risks detailed from time to time in the Company's periodic public filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company's clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, the Company's substantial dependence on KYBELLA™, and other matters that could affect the availability or commercial potential of the Company's drug candidate. The forward-looking statements made herein speak only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.		Description
2.1	*	Amended and Restated Agreement and Plan of Merger, dated as of August 4, 2015, by and among KYTHERA Biopharmaceuticals, Inc., Allergan plc and Keto Merger Sub, Inc.
99.1		Joint press release of KYTHERA Biopharmaceuticals, Inc. and Allergan plc, dated August 5, 2015.

*
Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2015	KYTHERA BIOPHARMACEUTICALS, INC.
	By:	/s/ KEITH R. LEONARD, JR. Keith R. Leonard, Jr. President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.		Description
2.1	*	Agreement and Plan of Merger, dated as of August 4, 2015, by and among KYTHERA Biopharmaceuticals, Inc., Allergan plc and Keto Merger Sub, Inc.
99.1		Joint press release of KYTHERA Biopharmaceuticals, Inc. and Allergan plc, dated August 5, 2015.

*
Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX